Exhibit 99.2

Annual Meeting of Shareholders May 22, 2008

FORWARD-LOOKING STATEMENTS This report contains forward-looking statements and information based on management's current expectations as of the date of this document. When used in this document, the words "anticipate," "believe," "estimate," "intend," and "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause the actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and changes in the terms of student loans and the educational credit marketplace arising from the implementation of, or changes in, applicable laws and regulations, which may reduce the volume, average term, special allowance payments, and costs of yields on student loans under the FFEL Program or result in loans being originated or refinanced under non-FFEL programs or may affect the terms upon which banks and others agree to sell FFELP loans to the Company. In addition, a larger than expected increase in third party consolidations of the Company's FFELP loans could materially adversely affect the Company's results of operations. The Company could also be affected by changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in the general interest rate environment and in the securitization markets for education loans, which may increase the costs or limit the availability of financings necessary to initiate, purchase, or carry education loans; losses from loan defaults; changes in prepayment rates, guaranty rates, loan floor rates, and credit spreads; the uncertain nature of the expected benefits from acquisitions and the ability to successfully integrate operations; and the uncertain nature of estimated expenses that may be incurred and cost savings that may result from the Company's strategic restructuring initiatives. The reader should not place undue reliance on forward- looking statements, which speak only as of the date of this document. Additionally, financial projections may not prove to be accurate and may vary materially. The Company is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this document or unforeseen events. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws. Non-GAAP Financial Measures Adjusted base net income is GAAP net income excluding derivative market value, foreign currency, and put option adjustments, amortization of intangible assets, compensation related to business combinations, variable-rate floor income, discontinued operations, the special allowance yield adjustment on certain loans that earned a minimum yield of 9.5%, the net settlements received or paid on those derivative instruments used to hedge the student loans that were earning 9.5%, and restructuring and legislative charges. A reconciliation of GAAP net income to adjusted base net income can be found in the supplemental financial information online at www.nelnetinvestors.com.

1. Who we are 2. Who we serve - Our customer base 3. What we do - Our products and services 4. How we do it - Our lines of business 5. Challenges and responses 6. Why Nelnet? - Our value creation Diversification strategy Differentiation from competition Strong industry and company value prospects OVERVIEW

WHO WE ARE While much has changed, many things remain the same. Vision Making educational dreams come true. Mission Nelnet, a diversified educational services company, will consistently deliver premier solutions and quality services. Core values Customers Associates Communication Diversification

WHO WE SERVE - OUR CUSTOMER BASE 2000 2001 2002 2003 2004 2005 2006 2007 2008 Public 4-Yr 8.08 8.439 9.032 9.672 10.53 11.376 12.115 12.837 13.589 Private 4-Yr 21.475 22.24 23.856 24.867 26.057 27.465 28.743 30.497 32.307 Annual Cost of Higher Education (thousands) (3) (1) Source: Digest of Education Statistics 2006, National Center for Education Statistics, U.S. Department of Education, July 2007, NCES 2007-017. (2) Source: Projections of Education Statistics to 2015, National Center for Education Statistics, U.S. Department of Education, September 2006, NCES 2006-084. (3) Source: College Board; academic years, average published tuition, fees, room and board charges at four-year institutions (enrollment-weighted). Total Student Enrollment (millions) Students and families are looking for better ways to plan, prepare, and pay for their education. Schools are looking for efficiencies.

WHAT WE DO – OUR PRODUCTS AND SERVICES

- **Our products and services span the entire education life cycle.**
- **Student loans are only one (and shrinking) component of our total product set.**



K
9 10 11
12
Transition
College
Graduate
Career
(Return to school)

529
plans

Grant and aid assessment
Actively managed payment plans

Practice tests
Coaching
Counseling
List generation

College match
Affordability analysis
Scholarship searches
Essay editing
Admissions
Applications
Military testing
List generation

Campus commerce
Actively managed payment plans
Enrollment management
Scholarship searches
Stafford, PLUS and private loans
Student loan servicing
Guarantee agency services
Essay editing

GradPLUS, Stafford and private loans
Student loan servicing
Guaranty agency services
Debt management and collection services
Résumé writing

6

HOW WE DO IT - OUR LINES OF BUSINESS Software / Technology Services Enrollment Services / List Management Tuition Payment / Campus Commerce Student Loan / Guaranty Servicing Asset Generation/ Management Portfolio Management Asset Generation FFELP Private Guaranty K-12 College Planning Lead Generation Content Solutions Software Sales Software Development Technical Consulting Asset generation segment Fee based segments 42% of revenues 30% of revenues 7% of revenues 15% of revenues 6% of revenues

OPPORTUNITIES IN THE STUDENT LOAN INDUSTRY 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 39.8 45.3 52.2 59.3 64.3 68.3 75 82.2 86.6 91.4 96.5 102 107.9 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 16.61171 16.900479 17.272043 17.487481 17.67183 17.95808 18.26418 18.56724 18.83911 19.10526 19.37368 19.66159 19.94443 20.19193 20.44212 Higher Education Enrollment (millions) (1) Federal Student Loan Origination Volume (billions) (2) (1) Source: U.S. Department of Education, National Center for Statistics (2) Source: U.S. Department of Education, The College Board, National Center for Education Statistics, Octameron Associates

4/1/2002 7/1/2002 10/1/2002 12/1/2002 3/1/2003 7/1/2003 10/1/2003 12/1/2003 3/1/2004 7/1/2004 10/1/2004 12/1/2004 3/1/2005 7/1/2005 10/1/2005 12/1/2005 3/1/2006 7/1/2006 10/1/2006 12/1/2006 3/1/2007 7/1/2007 Multi-Year Average 8 9 9 11 11 12 12 11 7 10 8 6 5 5 5 6 4 3 3 3 4 7 127 The historical student loan finance company business model was based on rational credit markets CHALLENGES IN THE STUDENT LOAN INDUSTRY Student Loan ABS Funding Costs

4/1/2002 7/1/2002 10/1/2002 12/1/2002 3/1/2003 7/1/2003 10/1/2003 12/1/2003 3/1/2004 7/1/2004 10/1/2004 12/1/2004 3/1/2005 7/1/2005 10/1/2005 12/1/2005 3/1/2006 7/1/2006 10/1/2006 12/1/2006 3/1/2007 7/1/2007 9/1/2007 Multi-Year Average 8 9 9 11 11 12 12 11 7 10 8 6 5 5 5 6 4 3 3 3 4 7 36 127 External events - September 2007 College Cost Reduction Act Capital market crisis hits Our response 1st restructuring Reduce borrower benefits OUR PROACTIVE RESPONSE TO THE CHALLENGES Student Loan ABS Funding Costs

4/1/2002 7/1/2002 10/1/2002 12/1/2002 3/1/2003 7/1/2003 10/1/2003 12/1/2003 3/1/2004 7/1/2004 10/1/2004 12/1/2004 3/1/2005 7/1/2005 10/1/2005 12/1/2005 3/1/2006 7/1/2006 10/1/2006 12/1/2006 3/1/2007 7/1/2007 9/1/2007 12/1/2007 1/1/2008 Multi-Year Average 8 9 9 11 11 12 12 11 7 10 8 6 5 5 5 6 4 3 3 3 4 7 36 45 60 127 External events - January 2008 Capital market crisis accelerates at unprecedented speed Our response 2nd restructuring Suspend consolidation originations OUR PROACTIVE RESPONSE TO THE CHALLENGES Student Loan ABS Funding Costs

4/1/2002 7/1/2002 10/1/2002 12/1/2002 3/1/2003 7/1/2003 10/1/2003 12/1/2003 3/1/2004 7/1/2004 10/1/2004 12/1/2004 3/1/2005 7/1/2005 10/1/2005 12/1/2005 3/1/2006 7/1/2006 10/1/2006 12/1/2006 3/1/2007 7/1/2007 9/1/2007 12/1/2007 1/1/2008 3/1/2008 4/8/2008 5/8/2008 Multi-Year Average 8 9 9 11 11 12 12 11 7 10 8 6 5 5 5 6 4 3 3 3 4 7 36 45 60 127 143 115 External events - March to May 2008 Capital market crisis accelerates Liquidity dries up for most lenders - 50+ lenders exit market (15%) Our response Use strong equity position to sell and/or securitize $5.3 billion in loans OUR PROACTIVE RESPONSE TO THE CHALLENGES Student Loan ABS Funding Costs

Nelnet Technology Solutions 6% Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Asset management 0.4 Loan & guarantee servicing 0.31 Nelnet Business Solutions 0.07 Nelnet Enrollment Solutions 0.16 Nelnet Technology Solutions 0.06 HOW OUR STRATEGY TO DIVERSIFY IS WORKING 2004 revenues 2007 revenues Revenue contribution from fee-based operating segments has grown from 28% to 58% of revenues Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Spread revenue 0.71 Loan & guarantee servicing revenue 0.27 Diversified fee-based revenue 0.02 Asset Generation and Management 72% Nelnet Technology Solutions 2% Loan and Guarantee Servicing 26% Asset Generation and Management 42% Nelnet Business Solutions 7% Nelnet Enrollment Solutions 15% Loan and Guarantee Servicing 30%

2004 YTD Revenues 2008 YTD Revenues Fee-based revenues have grown from 22% to 83% of revenues. Net interest income 78% Fee-based revenues 22% Fee-based revenues 83% Net interest income 17% Revenue Diversification HOW OUR STRATEGY TO DIVERSIFY IS WORKING

In 2007, Nelnet earned more exclusively from its fee-based businesses than it did from the entire company (including student loans) in 2004 Earnings per share HOW OUR STRATEGY TO DIVERSIFY IS WORKING

WHY NELNET? DIFFERENTIATION FROM COMPETITION Balance sheet strength $27 billion portfolio, 99% government guaranteed Strong capital base - $538 million in equity Value captured - $22 billion in loans generating > $1.4 billion in future cash flow Improved liquidity position - $1.9 billion in loans remaining in warehouse Earnings quality No gain on sale No dilutive equity instruments Growing fee-based revenues Controlled operating expenses Revenue diversification strategy Spans the education life cycle Reduces political and capital market risk Anti-cyclical in times of economic stress Education services rather than financial products (83% fee-based revenue in Q1) We are not reliant on making student loans or the education finance business

WHAT EXCITES US ABOUT NELNET'S FUTURE? Industry dynamics = Opportunity Increasing customer base - Largest in U.S. history Increasing cost of education - Demand for products/services Increasing complexity - Demand for products/services Increasing change/disruption in loan industry - Opportunity Positive legislative developments and momentum Company dynamics = Future shareholder value creation Growing diversified revenue stream - Strategy is working Captured future value - > $1.4 billion annuity stream from existing portfolio Significant scale and platform - Ability to deliver 30 years of experience - Ability to execute